UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

Paramount Global

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Mailing of Election Forms

Pursuant to the Transaction Agreement, dated as of July 7, 2024, by and among Paramount Global (the “Company” or “Paramount”), Skydance Media, LLC (“Skydance”), New Pluto Global, Inc. (“New Paramount”) and the other parties thereto (the “Transaction Agreement”) and in connection with the transactions contemplated thereby (the “Transactions”), Equiniti Trust Company, LLC, the exchange agent appointed by the Company, New Paramount and Skydance (the “Exchange Agent”), has commenced the mailing of the letters of election and transmittal (the “Election Forms”) to holders of record of shares of Class A common stock, par value $0.001 per share, of the Company (the “Paramount Class A common stock”) and Class B common stock, par value $0.001 per share, of the Company (the “Paramount Class B common stock” and, together with the Paramount Class A common stock, the “Paramount common stock”) who are entitled to make an election as to the form of merger consideration they wish to receive for the Paramount common stock they own (the “Election Process”).

Paramount stockholders who choose to make an election as to the form of consideration they wish to receive for their shares of Paramount common stock must deliver to the Exchange Agent a properly completed and signed Election Form, and any other documents required by the Election Forms, no later than 5:00 p.m., New York City time, on the date that Paramount and Skydance will announce via press release as the election deadline (the “Election Deadline”). Such press release will be issued at least three (3) business days prior to the Election Deadline. The Election Deadline will be based on the anticipated closing date for the Transactions (as described in further detail in the information statement/prospectus which forms part of the registration statement on Form S-4 (File No. 333-282985), which was filed by New Paramount with the Securities and Exchange Commission (the “SEC”) on February 13, 2025 (the “Information Statement”)), might be subject to extension and will be subject to the satisfaction (or waiver, if applicable) of all conditions to closing.

Paramount stockholders who hold Paramount common stock in “street name” through a bank, brokerage firm or other nominee should receive instructions from the bank, brokerage firm or other nominee advising them of the procedures for making an election. If these instructions are not received, such stockholders should contact the bank, brokerage firm or other nominee holding their shares.

The Company and New Paramount also engaged D.F. King & Co., Inc. to serve as information agent (the “Information Agent”) in connection with the Election Process.

Questions and requests for assistance or additional copies of the Election Forms may be directed to the Exchange Agent ((866) 595-1717). Questions with respect to the Transactions, including the merger consideration, may be directed to the Information Agent ((800) 901-0068 or PARA@dfking.com). Paramount stockholders may also contact their bank, brokerage firm or other nominee, if applicable, for assistance concerning the Election Process.

Important Information About the Transactions and Where To Find It

In connection with the Transactions, on February 13, 2025, New Paramount filed with the SEC the Information Statement, which constitutes a prospectus of New Paramount. Paramount and New Paramount may also file other documents with the SEC regarding the Transactions. Paramount also files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC, including Paramount, which can be accessed at https://www.sec.gov. In addition, you may also access Paramount’s SEC filings and other information about Paramount through the “Investors” page of Paramount’s website, at https://ir.paramount.com. Information contained on Paramount’s website or connected thereto is provided for textual reference only and does not constitute part of, and is not incorporated by reference into, this Form 8-K.

This document is not a substitute for the Information Statement or any other document that Paramount or New Paramount may file with the SEC. INVESTORS AND SECURITY HOLDERS OF PARAMOUNT ARE URGED TO READ THE INFORMATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement on Form S-4, which includes the information statement/prospectus, and other documents filed with the SEC by Paramount or New Paramount through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Paramount.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains both historical and forward-looking statements, including statements related to our future results, performance and achievements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

Important risk factors that may cause such a difference include, but are not limited to: (i) that the Transactions may not be completed on anticipated terms and timing (or at all), (ii) that a condition to closing of the Transactions may not be satisfied, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) that the anticipated tax treatment of the Transactions may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the Transactions, (v) potential litigation relating to the Transactions that could be instituted against Paramount or its directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (vii) any negative effects of the announcement, pendency or consummation of the Transactions on the market price of Paramount’s common stock and on Paramount’s or Skydance’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Transactions, (ix) the risks and costs associated with the integration of, and the ability of Paramount and Skydance to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the Transactions will harm Paramount’s business, including current plans and operations or by diverting management’s attention Paramount’s ongoing business operations, (xi) the ability of Paramount to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the risk that executive officers, directors and affiliates of Paramount and Skydance may have interests in the Transactions that are different from, or in addition to, the rights of the Paramount stockholders and Skydance equityholders, (xiv) the other risks described in Paramount’s Information Statement, most recent annual report on Form 10-K and quarterly report on Form 10-Q, and (xv) management’s response to any of the aforementioned factors. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known.

These risks, as well as other risks associated with the Transactions, are more fully discussed in the information statement/prospectus that is included in the registration statement on Form S-4 that was filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Paramount’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Caryn K. Groce
Name:	Caryn K. Groce
Title:	Executive Vice President, Acting General Counsel and Secretary

Date: March 12, 2025